Exhibit (c)(iii)(E)

Appropriation Bills

2013-14

Budget Paper No. 5

Circulated by The Hon. Mike Baird MP, Treasurer,

and Minister for Industrial Relations, New South Wales

First print

New South Wales

Appropriation Bill 2013

Explanatory note

This explanatory note relates to this Bill as introduced into Parliament.

The following Bills are cognate with this Bill:

•	Appropriation (Parliament) Bill 2013

•	State Revenue and Other Legislation Amendment (Budget Measures) Bill 2013

Overview of Bill

The object of this Bill is to appropriate from the Consolidated Fund various sums of money required during the 2013–14 financial year for the recurrent services and capital works and services of the Government, including:

(a)	the principal departments, and

(b)	various special offices.

The Consolidated Fund largely comprises receipts from, and payments out of, taxes, fines, some regulatory fees, Commonwealth grants and income from Crown assets.

The Bill for the 2013–14 financial year contains an additional appropriation which allocates revenue raised in connection with gaming machine taxes to the Minister for Health and Minister for Medical Research for spending on health related services.

b2013-059-43.d11

Appropriation Bill 2013

Explanatory note

The Bill for the 2013–14 financial year contains provision for transfer payments from the Commonwealth to non-Government schools and local government.

The Bill provides for appropriation for the whole of the 2013–14 financial year.

Outline of provisions

Part 1	Preliminary

Clause 1 sets out the name (also called the short title) of the proposed Act.

Clause 2 provides for the commencement of the proposed Act on the date of assent to the proposed Act.

Clause 3 interprets a reference to the financial year to which the proposed Act relates.

Clause 4 is an interpretive provision relating to expenses and capital expenditure information included in the proposed Act.

Part 2	Appropriation (Departments)

Part 2 (clauses 5–18) provides for the appropriations for the recurrent services and capital works and services of the specified departments for the financial year of 2013–14. The amounts appropriated are:

(a)	$ 48,154,291,000 for recurrent services, and

(b)	$ 4,623,803,000 for capital works and services.

Part 3	Additional appropriation for health related services

Part 3 (clauses 19 and 20) makes an additional appropriation of $254,300,000 to the Minister for Health and Minister for Medical Research, with this being part of the revenue raised from gaming machine taxes.

Part 4	Appropriation (Special Offices)

Part 4 (clauses 21–30) provides for the appropriations for the recurrent services and capital works and services of the specified offices for the financial year of 2013–14. The amounts appropriated are:

(a)	$ 265,262,000 for recurrent services, and

(b)	$ 23,507,000 for capital works and services.

Explanatory note page 2

Appropriation Bill 2013

Explanatory note

Part 5	General

Part 5 (clauses 31–35) contains a provision for Commonwealth transfer payments and provides for general matters related to the appropriations set out in the proposed Act.

Clause 31 provides for transfer payments of $3,068,300,000 from the Commonwealth to non-Government schools and local government.

Clause 32 enables the Treasurer to authorise payment for a purpose, in excess of the sum appropriated for the purpose, in specified circumstances. Clause 33 allows this function to be delegated by the Treasurer.

Clause 34 allows the Treasurer to apply an appropriation differently in the event that responsibility for a service or function is transferred.

Clause 35 allows a Minister to table a Budget Paper in the Legislative Assembly by presenting it to the Clerk of the Legislative Assembly, if the Legislative Assembly is not sitting when the Budget Paper is sought to be tabled.

Explanatory note page 3

First print

New South Wales

Appropriation Bill 2013

Contents

			Page
Part 1	Preliminary

	1	Name of Act	2
	2	Commencement	2
	3	Interpretation	2
	4	Expenses and capital expenditure information	2

Part 2	Appropriation (Departments)

	Division 1 General appropriation

	5	General appropriation from Consolidated Fund 2013–14 for recurrent services (Departments)	3
	6	General appropriation from Consolidated Fund 2013–14 for capital works and services (Departments)	3

	Division 2 Attorney General and Justice

	7	Department of Attorney General and Justice	4

b2013-059-43.d11

Appropriation Bill 2013

Contents

			Page
	Division 3 Education and Communities

	8	Department of Education and Communities	5

	Division 4 Family and Community Services

	9	Department of Family and Community Services	6

	Division 5 Finance and Services

	10	Department of Finance and Services	8

	Division 6 Health

	11	Ministry of Health	9

	Division 7 Premier and Cabinet

	12	Department of Premier and Cabinet	10

	Division 8 Planning and Infrastructure

	13	Department of Planning and Infrastructure	11

	Division 9 Trade and Investment, Regional Infrastructure and Services

	14	Department of Trade and Investment, Regional Infrastructure and Services	12

	Division 10 Transport

	15	Transport for NSW	13

	Division 11 Treasury

	16	The Treasury	14
	17	Crown Finance Entity	15
	18	Advance to the Treasurer	15

Part 3	Additional appropriation for health related services

	19	Additional appropriation from Consolidated Fund 2013–14 for recurrent services	16
	20	Special appropriation to Minister for Health and Minister for Medical Research—additional revenue from gaming machine taxes	16

Part 4	Appropriation (Special Offices)

	Division 1 General appropriation

	21	Appropriation from Consolidated Fund 2013–14 for recurrent services (Special Offices)	17
	22	Appropriation from Consolidated Fund 2013–14 for capital works and services (Special Offices)	17

Contents page 2

Appropriation Bill 2013

Contents

			Page
	Division 2 Special Offices

	23	Judicial Commission of New South Wales	18
	24	Office of the Director of Public Prosecutions	18
	25	Independent Commission Against Corruption	19
	26	Independent Pricing and Regulatory Tribunal	20
	27	New South Wales Electoral Commission	20
	28	Ombudsman’s Office	21
	29	Police Integrity Commission	22
	30	Public Service Commission	22

Part 5	General

	31	Appropriation for Commonwealth transfer payments	24
	32	Variation of authorised payments from Consolidated Fund	24
	33	Appointment of person to carry out the functions of the Treasurer under section 32	25
	34	Delayed restructures	25
	35	Tabling of Budget Papers	25

Contents page 3

New South Wales

Appropriation Bill 2013

No    , 2013

A Bill for

An Act to appropriate out of the Consolidated Fund sums for the recurrent services and capital works and services of the Government for the year 2013–14.

See also the Appropriation (Parliament) Bill 2013 and the State Revenue and Other Legislation Amendment (Budget Measures) Bill 2013.

Clause 1	Appropriation Bill 2013

Part 1	Preliminary

The Legislature of New South Wales enacts:

Part 1	Preliminary

1	Name of Act

This Act is the Appropriation Act 2013.

2	Commencement

This Act commences on the date of assent to this Act.

3	Interpretation

In this Act, a reference to the year 2013–14 is a reference to the year from 1 July 2013 to 30 June 2014.

4	Expenses and capital expenditure information

(1)	A note included in this Act that is described as “expenses” sets out the expenses for the recurrent services of the body for which an appropriation is made by this Act, disaggregated across the relevant service groups.

(2)	A note included in this Act that is described as “capital expenditure” sets out the expenditure on capital works and services of the body for which an appropriation is made by this Act, disaggregated across the relevant service groups.

(3)	A note referred to in subsection (1) or (2) is included for information only and does not form part of this Act.

Appropriation Bill 2013	Clause 5

Appropriation (Departments)	Part 2

Part 2	Appropriation (Departments)

Division 1	General appropriation

5	General appropriation from Consolidated Fund 2013–14 for recurrent services (Departments)

(1)	Out of the Consolidated Fund there are hereby appropriated the sums identified in sections 7–18, as sums appropriated by this Act for recurrent services, which sums may be issued and applied for or towards the several uses and purposes expressed in those sections for recurrent services for the year 2013–14.

(2)	The total sum appropriated out of the Consolidated Fund for recurrent services for the year 2013–14 in accordance with the provisions of sections 7–18 is the sum of $48,154,291,000.

(3)	Any amounts expended for recurrent services under section 25 of the Public Finance and Audit Act 1983 or any Supply Act on or after 1 July 2013 and before the date of assent to this Act are taken to have been expended out of such of the sums for recurrent services set out in sections 7–18, as may be determined by the Treasurer. This subsection applies only if this Act is assented to after 1 July 2013.

6	General appropriation from Consolidated Fund 2013–14 for capital works and services (Departments)

(1)	Out of the Consolidated Fund there are hereby appropriated the sums identified in sections 7–18, as sums appropriated by this Act for capital works and services, which sums may be issued and applied for or towards the several uses and purposes expressed in those sections for capital works and services for the year 2013–14.

(2)	The total sum appropriated out of the Consolidated Fund for capital works and services for the year 2013–14 in accordance with the provisions of sections 7–18 is the sum of $4,623,803,000.

(3)	Any amounts expended for capital works and services under section 25 of the Public Finance and Audit Act 1983 or any Supply Act on or after 1 July 2013 and before the date of assent to this Act are taken to have been expended out of such of the sums for capital works and services set out in sections 7–18, as may be determined by the Treasurer. This subsection applies only if this Act is assented to after 1 July 2013.

Clause 7	Appropriation Bill 2013

Part 2	Appropriation (Departments)

Division 2	Attorney General and Justice

7	Department of Attorney General and Justice

(1)	Recurrent appropriation

The sum of $5,110,669,000 is appropriated to the Attorney General and Minister for Justice for the recurrent services of the Department of Attorney General and Justice.

Note (expenses): This recurrent appropriation will fund expenses of $5,649,315,000, disaggregated as follows:

		$,000
01	Legal Policy and Regulatory Services	57,657
02	Court Services	435,952
03	Court Support Services	88,839
04	Crime Prevention and Community Services	121,928
05	Registry of Births, Deaths and Marriages	27,487
06	Crown Solicitor’s Office	69,436
07	Business and Personnel Services	64,370
08	Custody Management	753,872
09	Supervision of Offenders in the Community	201,787
10	Offenders Program	101,352
11	Community Based Services	67,563
12	Juvenile Custodial Services	129,886
13	Cluster Grant Funding	3,529,186

	Total	5,649,315

(2)	Capital appropriation

The sum of $214,667,000 is appropriated to the Attorney General and Minister for Justice for the capital works and services of the Department of Attorney General and Justice.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $210,535,000, disaggregated as follows:

		$,000
01	Legal Policy and Regulatory Services	1,318
02	Court Services	157,819

Appropriation Bill 2013	Clause 8

Appropriation (Departments)	Part 2

		$,000
03	Court Support Services	3,037
04	Crime Prevention and Community Services	2,088
05	Registry of Births, Deaths and Marriages	551
06	Crown Solicitor’s Office	666
07	Custody Management	29,395
08	Supervision of Offenders in the Community	4,073
09	Offenders Program	5,718
10	Community Based Services	1,052
11	Juvenile Custodial Services	4,818

	Total	210,535

Division 3	Education and Communities

8	Department of Education and Communities

(1)	Recurrent appropriation

The sum of $11,992,000,000 is appropriated to the Minister for Education for the recurrent services of the Department of Education and Communities.

Note (expenses): This recurrent appropriation will fund expenses of $14,224,845,000, disaggregated as follows:

		$,000
01	Early Childhood Education Services	301,410
02	Primary Education Services in Government Schools	5,411,613
03	Secondary Education Services in Government Schools	4,833,049
04	Non-Government Schools	994,532
05	TAFE NSW	1,842,896
06	Vocational Education and Training	447,406
07	Sport and Recreation Services	129,929
08	Promoting Social and Economic Opportunities with Aboriginal People	20,866
09	Citizenship and Communities	58,105

Clause 9	Appropriation Bill 2013

Part 2	Appropriation (Departments)

		$,000
10	Personnel Services	30,973
11	Cluster Grant Funding	154,066

	Total	14,224,845

(2)	Capital appropriation

The sum of $510,939,000 is appropriated to the Minister for Education for the capital works and services of the Department of Education and Communities.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $537,796,000, disaggregated as follows:

		$,000
01	Early Childhood Education Services	500
02	Primary Education Services in Government Schools	269,498
03	Secondary Education Services in Government Schools	150,752
04	TAFE NSW	107,099
05	Sport and Recreation Services	8,393
06	Promoting Social and Economic Opportunities with Aboriginal People	84
07	Citizenship and Communities	1,470

	Total	537,796

Division 4	Family and Community Services

9	Department of Family and Community Services

(1)	Recurrent appropriation

The sum of $4,901,593,000 is appropriated to the Minister for Family and Community Services and Minister for Women for the recurrent services of the Department of Family and Community Services.

Note (expenses): This recurrent appropriation will fund expenses of $5,178,602,000, disaggregated as follows:

$,000
01	Community Support for People with a Disability, their Family and Carers	781,362

Appropriation Bill 2013	Clause 9

Appropriation (Departments)	Part 2

		$,000
02	Short-term Interventions for People with a Disability, their Family and Carers	392,598
03	Supported Accommodation for People with a Disability	1,506,763
04	Targeted Earlier Intervention for Vulnerable Children, Young People and Families	245,798
05	Statutory Child Protection	445,601
06	Out-of-Home Care for Vulnerable Children and Young People	798,917
07	Social Housing Assistance and Tenancy Support	755,634
08	Homelessness Services	251,929

	Total	5,178,602

(2)	Capital appropriation

The sum of $168,919,000 is appropriated to the Minister for Family and Community Services and Minister for Women for the capital works and services of the Department of Family and Community Services.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $172,749,000, disaggregated as follows:

		$,000
01	Community Support for People with a Disability, their Family and Carers	5,005
02	Short-term Interventions for People with a Disability, their Family and Carers	5,704
03	Supported Accommodation for People with a Disability	132,540
04	Targeted Earlier Intervention for Vulnerable Children, Young People and Families	4,232
05	Statutory Child Protection	6,620
06	Out-of-Home Care for Vulnerable Children and Young People	11,656
07	Social Housing Assistance and Tenancy Support	6,992

	Total	172,749

Clause 10	Appropriation Bill 2013

Part 2	Appropriation (Departments)

Division 5	Finance and Services

10	Department of Finance and Services

(1)	Recurrent appropriation

The sum of $390,018,000 is appropriated to the Minister for Finance and Services and Minister for the Illawarra for the recurrent services of the Department of Finance and Services.

Note (expenses): This recurrent appropriation will fund expenses of $1,483,943,000, disaggregated as follows:

		$,000
01	Finance, Policy and Strategy	257,036
02	Government Services	355,689
03	State Revenue	241,709
04	Fair Trading	154,349
05	Public Works	164,788
06	Land and Property Information	169,329
07	Personnel Services	141,043

	Total	1,483,943

(2)	Capital appropriation

The sum of $28,442,000 is appropriated to the Minister for Finance and Services and Minister for the Illawarra for the capital works and services of the Department of Finance and Services.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $343,693,000, disaggregated as follows:

		$,000
01	Finance, Policy and Strategy	6,872
02	Government Services	291,495
03	State Revenue	11,081
04	Fair Trading	9,258
05	Public Works	3,987
06	Land and Property Information	21,000

	Total	343,693

Appropriation Bill 2013	Clause 11

Appropriation (Departments)	Part 2

Division 6	Health

11	Ministry of Health

(1)	Recurrent appropriation

The sum of $9,484,173,000 is appropriated to the Minister for Health and Minister for Medical Research for the recurrent services of the Ministry of Health.

Note (expenses): This recurrent appropriation and the appropriation under section 20 will fund expenses of $17,871,118,000, disaggregated as follows:

		$,000
01	Population Health Services	554,693
02	Primary and Community Based Services	907,551
03	Aboriginal Health Services	85,686
04	Outpatient Services	2,339,483
05	Emergency Services	2,330,184
06	Inpatient Hospital Services	8,016,959
07	Mental Health Services	1,445,200
08	Rehabilitation and Extended Care Services	1,641,133
09	Teaching and Research	528,315
10	Cluster Grant Funding	21,914

	Total	17,871,118

(2)	Capital appropriation

The sum of $965,159,000 is appropriated to the Minister for Health and Minister for Medical Research for the capital works and services of the Ministry of Health.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $1,166,759,000, disaggregated as follows:

		$,000
01	Primary and Community Based Services	33,392
02	Outpatient Services	139,122
03	Emergency Services	247,565
04	Inpatient Hospital Services	654,933
05	Mental Health Services	69,943

Clause 12	Appropriation Bill 2013

Part 2	Appropriation (Departments)

		$,000
06	Rehabilitation and Extended Care Services	21,782
07	Teaching and Research	22

	Total	1,166,759

Division 7	Premier and Cabinet

12	Department of Premier and Cabinet

(1)	Recurrent appropriation

The sum of $1,133,541,000 is appropriated to the Premier and Minister for Western Sydney for the recurrent services of the Department of Premier and Cabinet.

Note (expenses): This recurrent appropriation will fund expenses of $1,856,139,000, disaggregated as follows:

		$,000
01	NSW 2021 Plan Leadership and Support	10,030
02	Delivery and Implementation Group	17,234
03	Services and Capabilities Improvement	6,962
04	Policy Support	30,952
05	Administrative Support for Government	142,390
06	Communications and Advertising	13,710
07	Capacity Building, Oversight and Provision of Advice for Local Government	41,126
08	Pensioner Rebate Scheme	76,000
09	Companion Animals Program	6,326
10	Service NSW	93,509
11	National Parks and Wildlife	485,942
12	Regional Operations and Heritage	550,777
13	Policy and Science	63,441
14	Personnel Services	55,837
15	Cluster Grant Funding	261,903

	Total	1,856,139

Appropriation Bill 2013	Clause 13

Appropriation (Departments)	Part 2

(2)	Capital appropriation

The sum of $84,668,000 is appropriated to the Premier and Minister for Western Sydney for the capital works and services of the Department of Premier and Cabinet.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $98,904,000, disaggregated as follows:

		$,000
01	NSW 2021 Plan Leadership and Support	210
02	Services and Capabilities Improvement	600
03	Policy Support	735
04	Administrative Support for Government	10,033
05	Capacity Building, Oversight and Provision of	145
	Advice for Local Government
06	Service NSW	34,439
07	National Parks and Wildlife	39,671
08	Regional Operations and Heritage	5,818
09	Policy and Science	7,253

	Total	98,904

Division 8	Planning and Infrastructure

13	Department of Planning and Infrastructure

(1)	Recurrent appropriation

The sum of $196,853,000 is appropriated to the Minister for Planning and Infrastructure and Minister Assisting the Premier on Infrastructure NSW for the recurrent services of the Department of Planning and Infrastructure.

Note (expenses): This recurrent appropriation will fund expenses of $328,845,000, disaggregated as follows:

		$,000
01	Planning Strategies, Housing and Infrastructure	127,023
02	Planning Operations and Regional Delivery	124,186
03	Development Assessment, Systems and Approvals	49,179

Clause 14	Appropriation Bill 2013

Part 2	Appropriation (Departments)

		$,000
04	Personnel Services	28,457

	Total	328,845

(2)	Capital appropriation

The sum of $4,870,000 is appropriated to the Minister for Planning and Infrastructure and Minister Assisting the Premier on Infrastructure NSW for the capital works and services of the Department of Planning and Infrastructure.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $5,518,000, disaggregated as follows:

		$,000
01	Planning Strategies, Housing and Infrastructure	775
02	Planning Operations and Regional Delivery	3,813
03	Development Assessment, Systems and Approvals	930

	Total	5,518

Division 9	Trade and Investment, Regional Infrastructure and Services

14	Department of Trade and Investment, Regional Infrastructure and Services

(1)	Recurrent appropriation

The sum of $1,561,695,000 is appropriated to the Deputy Premier, Minister for Trade and Investment and Minister for Regional Infrastructure and Services for the recurrent services of the Department of Trade and Investment, Regional Infrastructure and Services.

Note (expenses): This recurrent appropriation will fund expenses of $2,408,320,000, disaggregated as follows:

		$,000
01	Industry Innovation and Investment	281,145
02	Resources and Energy	385,299
03	Primary Industries	1,053,674
04	Personnel Services	223,549

Appropriation Bill 2013	Clause 15

Appropriation (Departments)	Part 2

		$,000
05	Cluster Grant Funding	464,653

	Total	2,408,320

(2)	Capital appropriation

The sum of $41,670,000 is appropriated to the Deputy Premier, Minister for Trade and Investment and Minister for Regional Infrastructure and Services for the capital works and services of the Department of Trade and Investment, Regional Infrastructure and Services.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $50,416,000, disaggregated as follows:

		$,000
01	Industry Innovation and Investment	11,292
02	Resources and Energy	1,351
03	Primary Industries	37,233
04	Cluster Grant Funding	540

	Total	50,416

Division 10	Transport

15	Transport for NSW

(1)	Recurrent appropriation

The sum of $8,080,774,000 is appropriated to the Minister for Transport for the recurrent services of Transport for NSW.

Note (expenses): This recurrent appropriation will fund expenses of $11,328,459,000, disaggregated as follows:

		$,000
01	Asset Maintenance	2,980,283
02	Services and Operations	3,246,202
03	Growth and Improvement	5,084,181
04	Cluster Grant Funding	17,793

	Total	11,328,459

Clause 16	Appropriation Bill 2013

Part 2	Appropriation (Departments)

(2)	Capital appropriation

The sum of $2,342,962,000 is appropriated to the Minister for Transport for the capital works and services of Transport for NSW.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $2,618,765,000, disaggregated as follows:

		$,000
01	Asset Maintenance	67,000
02	Services and Operations	55,980
03	Growth and Improvement	2,495,785

	Total	2,618,765

(3)	A reference in this section to Transport for NSW includes a reference to the Department of Transport.

Division 11	Treasury

16	The Treasury

(1)	Recurrent appropriation

The sum of $74,439,000 is appropriated to the Treasurer and Minister for Industrial Relations for the recurrent services of The Treasury.

Note (expenses): This recurrent appropriation will fund expenses of $91,391,000, as follows:

$,000
01	State Resource Management	91,391

(2)	Capital appropriation

The sum of $2,445,000 is appropriated to the Treasurer and Minister for Industrial Relations for the capital works and services of The Treasury.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $2,445,000, as follows:

$,000
01	State Resource Management	2,445

Appropriation Bill 2013	Clause 17

Appropriation (Departments)	Part 2

17	Crown Finance Entity

(1)	Recurrent appropriation

The sum of $5,078,536,000 is appropriated to the Treasurer and Minister for Industrial Relations for the recurrent services of the Crown Finance Entity.

Note (expenses): This recurrent appropriation will fund expenses of $4,336,097,000, disaggregated as follows:

		$,000
01	Debt Liability Management	1,601,342
02	Superannuation Liability Management	487,709
03	Central Financial Services	2,247,046

	Total	4,336,097

(2)	Capital appropriation

The sum of $229,062,000 is appropriated to the Treasurer and Minister for Industrial Relations for the capital works and services of the Crown Finance Entity.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $20,500,000, as follows:

$,000
01	Central Financial Services	20,500

18	Advance to the Treasurer

(1)	Recurrent appropriation

The sum of $150,000,000 is appropriated to the Treasurer and Minister for Industrial Relations for the recurrent services of the Advance to the Treasurer.

(2)	Capital appropriation

The sum of $30,000,000 is appropriated to the Treasurer and Minister for Industrial Relations for the capital works and services of the Advance to the Treasurer.

Clause 19	Appropriation Bill 2013

Part 3	Additional appropriation for health related services

Part 3	Additional appropriation for health related services

19	Additional appropriation from Consolidated Fund 2013–14 for recurrent services

(1)	Out of the Consolidated Fund there is appropriated the sum identified in section 20, to the Minister specified in relation to that sum, for recurrent services, which sum may be issued and applied for or towards the uses and purposes expressed in that section for the recurrent services of the Government for the year 2013–14.

(2)	The sum appropriated by this Part is in addition to any other sum appropriated by this Act for recurrent services.

(3)	Any amounts expended for recurrent services under section 25 of the Public Finance and Audit Act 1983 or any Supply Act on or after 1 July 2013 and before the date of assent to this Act are taken to have been expended out of such of the sum for recurrent services set out in section 20 as may be determined by the Treasurer. This subsection applies only if this Act is assented to after 1 July 2013.

20	Special appropriation to Minister for Health and Minister for Medical Research—additional revenue from gaming machine taxes

The sum of $254,300,000 is appropriated to the Minister for Health and Minister for Medical Research for the recurrent services of the Ministry of Health.

Appropriation Bill 2013	Clause 21

Appropriation (Special Offices)	Part 4

Part 4	Appropriation (Special Offices)

Division 1	General appropriation

21	Appropriation from Consolidated Fund 2013–14 for recurrent services (Special Offices)

(1)	Out of the Consolidated Fund there are hereby appropriated the sums identified in sections 23–30, as sums appropriated by this Act for recurrent services, which sums may be issued and applied for or towards the several uses and purposes expressed in those sections for recurrent services for the year 2013–14.

(2)	The total sum appropriated out of the Consolidated Fund for recurrent services for the year 2013–14 in accordance with the provisions of sections 23–30 is the sum of $265,262,000.

(3)	Any amounts expended for recurrent services under section 25 of the Public Finance and Audit Act 1983 or any Supply Act on or after 1 July 2013 and before the date of assent to this Act are taken to have been expended out of such of the sums for recurrent services set out in sections 23–30, as may be determined by the Treasurer. This subsection applies only if this Act is assented to after 1 July 2013.

22	Appropriation from Consolidated Fund 2013–14 for capital works and services (Special Offices)

(1)	Out of the Consolidated Fund there are hereby appropriated the sums identified in sections 23–30, as sums appropriated by this Act for capital works and services, which sums may be issued and applied for or towards the several uses and purposes expressed in those sections for capital works and services for the year 2013–14.

(2)	The total sum appropriated out of the Consolidated Fund for capital works and services for the year 2013–14 in accordance with the provisions of sections 23–30 is the sum of $23,507,000.

(3)	Any amounts expended for capital works and services under section 25 of the Public Finance and Audit Act 1983 or any Supply Act on or after 1 July 2013 and before the date of assent to this Act are taken to have been expended out of such of the sums for capital works and services set out in sections 23–30, as may be determined by the Treasurer. This subsection applies only if this Act is assented to after 1 July 2013.

Clause 23	Appropriation Bill 2013

Part 4	Appropriation (Special Offices)

Division 2	Special Offices

23	Judicial Commission of New South Wales

(1)	Recurrent appropriation

The sum of $4,996,000 is appropriated to the Attorney General and Minister for Justice for the recurrent services of the Judicial Commission of New South Wales.

Note (expenses): This recurrent appropriation will fund expenses of $6,121,000, as follows:

$,000
01	Education, Sentencing and Complaints	6,121

(2)	Capital appropriation

The sum of $150,000 is appropriated to the Attorney General and Minister for Justice for the capital works and services of the Judicial Commission of New South Wales.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $150,000, as follows:

$,000
01	Education, Sentencing and Complaints	150

24	Office of the Director of Public Prosecutions

(1)	Recurrent appropriation

The sum of $104,215,000 is appropriated to the Attorney General and Minister for Justice for the recurrent services of the Office of the Director of Public Prosecutions.

Note (expenses): This recurrent appropriation will fund expenses of $115,082,000, disaggregated as follows:

		$,000
01	Prosecutions	107,124
02	Victim and Witness Assistance	7,958

	Total	115,082

Appropriation Bill 2013	Clause 25

Appropriation (Special Offices)	Part 4

(2)	Capital appropriation

The sum of $2,884,000 is appropriated to the Attorney General and Minister for Justice for the capital works and services of the Office of the Director of Public Prosecutions.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $2,884,000, disaggregated as follows:

		$,000
01	Prosecutions	2,739
02	Victim and Witness Assistance	145

	Total	2,884

25	Independent Commission Against Corruption

(1)	Recurrent appropriation

The sum of $21,150,000 is appropriated to the Premier and Minister for Western Sydney for the recurrent services of the Independent Commission Against Corruption.

Note (expenses): This recurrent appropriation will fund expenses of $24,291,000, as follows:

$,000
01	Corruption Investigation, Prevention, Research and Education	24,291

(2)	Capital appropriation

The sum of $9,614,000 is appropriated to the Premier and Minister for Western Sydney for the capital works and services of the Independent Commission Against Corruption.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $10,644,000, as follows:

$,000
01	Corruption Investigation, Prevention, Research and Education	10,644

Clause 26	Appropriation Bill 2013

Part 4	Appropriation (Special Offices)

26	Independent Pricing and Regulatory Tribunal

(1)	Recurrent appropriation

The sum of $24,442,000 is appropriated to the Premier and Minister for Western Sydney for the recurrent services of the Independent Pricing and Regulatory Tribunal.

Note (expenses): This recurrent appropriation will fund expenses of $26,891,000, as follows:

$,000
01	Utilities Pricing, Regulation and Analysis and Policy Work	26,891

(2)	Capital appropriation

The sum of $180,000 is appropriated to the Premier and Minister for Western Sydney for the capital works and services of the Independent Pricing and Regulatory Tribunal.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $180,000, as follows:

$,000
01	Utilities Pricing, Regulation and Analysis and Policy Work	180

27	New South Wales Electoral Commission

(1)	Recurrent appropriation

The sum of $35,849,000 is appropriated to the Premier and Minister for Western Sydney for the recurrent services of the New South Wales Electoral Commission.

Note (expenses): This recurrent appropriation will fund expenses of $40,086,000, as follows:

$,000
01	Conduct and Management of Elections	40,086

Appropriation Bill 2013	Clause 28

Appropriation (Special Offices)	Part 4

(2)	Capital appropriation

The sum of $6,175,000 is appropriated to the Premier and Minister for Western Sydney for the capital works and services of the New South Wales Electoral Commission.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $6,175,000, as follows:

$,000
01	Conduct and Management of Elections	6,175

28	Ombudsman’s Office

(1)	Recurrent appropriation

The sum of $23,669,000 is appropriated to the Premier and Minister for Western Sydney for the recurrent services of the Ombudsman’s Office.

Note (expenses): This recurrent appropriation will fund expenses of $25,879,000, as follows:

$,000
01	Complaint Resolution, Investigation, Oversight and Scrutiny	25,879

(2)	Capital appropriation

The sum of $1,364,000 is appropriated to the Premier and Minister for Western Sydney for the capital works and services of the Ombudsman’s Office.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $1,364,000, as follows:

$,000
01	Complaint Resolution, Investigation, Oversight and Scrutiny	1,364

Clause 29	Appropriation Bill 2013

Part 4	Appropriation (Special Offices)

29	Police Integrity Commission

(1)	Recurrent appropriation

The sum of $17,980,000 is appropriated to the Premier and Minister for Western Sydney for the recurrent services of the Police Integrity Commission.

Note (expenses): This recurrent appropriation will fund expenses of $20,249,000, as follows:

$,000
01	Investigations, Research and Complaint Management	20,249

(2)	Capital appropriation

The sum of $1,790,000 is appropriated to the Premier and Minister for Western Sydney for the capital works and services of the Police Integrity Commission.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $1,790,000, as follows:

$,000
01	Investigations, Research and Complaint Management	1,790

30	Public Service Commission

(1)	Recurrent appropriation

The sum of $32,961,000 is appropriated to the Premier and Minister for Western Sydney for the recurrent services of the Public Service Commission.

Note (expenses): This recurrent appropriation will fund expenses of $35,571,000, as follows:

$,000
01	Services and Capabilities Improvement	35,571

Appropriation Bill 2013	Clause 30

Appropriation (Special Offices)	Part 4

(2)	Capital appropriation

The sum of $1,350,000 is appropriated to the Premier and Minister for Western Sydney for the capital works and services of the Public Service Commission.

Note (capital expenditure):This capital appropriation will fund capital expenditure of $1,350,000, as follows:

$,000
01	Services and Capabilities Improvement	1,350

Clause 31	Appropriation Bill 2013

Part 5	General

Part 5	General

31	Appropriation for Commonwealth transfer payments

(1)	Out of the Consolidated Fund there is appropriated the sum of $3,068,300,000 to the Treasurer, for Commonwealth transfer payments to non-Government schools and local government for recurrent services for the year 2013–14.

(2)	The sum appropriated by this section is in addition to any other sum appropriated by this Act.

(3)	The sum appropriated by this section is subject to section 26 of the Public Finance and Audit Act 1983.

32	Variation of authorised payments from Consolidated Fund

(1)	In this section, purpose means any purpose for which a sum is appropriated under this Act for recurrent services or for capital works and services.

(2)	Payment of a sum appropriated under this Act for a purpose may not be made in excess of the sum specified for the purpose, except as provided by this section or Division 4 of Part 2 of the Public Finance and Audit Act 1983.

(3)	If the exigencies of government so require, the Treasurer may authorise the payment of a sum in excess of the sum (or total sum) specified for a purpose, but only if an equivalent sum is not paid out for another purpose, whether the other purpose is specified in relation to the same or a different Minister, subject to subsections (4)–(7).

(4)	A sum appropriated for recurrent services may only be paid out for recurrent services and a sum appropriated for capital works and services may only be paid out for capital works and services.

(5)	The sum appropriated under Part 3 may only be paid out for the purposes specified in Part 3.

(6)	The total sum appropriated under Part 4 may only be paid out for the purposes specified in Part 4.

(7)	The sum appropriated under section 31 may only be paid out for the purposes specified in section 31.

(8)	This section does not apply to sums appropriated by another Act.

(9)	This section does not enable the Treasurer to authorise the payment of a sum in augmentation of, or as an addition to, any salary or wages the amount of which has been fixed by law.

Appropriation Bill 2013	Clause 33

General	Part 5

(10)	The Treasurer is to inform the Auditor-General of every authorisation given under this section.

(11)	An authorisation under this section may be given before or after the relevant payment is made.

33	Appointment of person to carry out the functions of the Treasurer under section 32

(1)	The Treasurer may appoint a person to carry out the Treasurer’s functions under section 32.

(2)	Any such appointment is subject to such conditions (if any) as the Treasurer determines.

(3)	The Treasurer may revoke any such appointment at any time.

(4)	A person appointed under this section has, in place of the Treasurer, the Treasurer’s function under section 32 (10) of informing the Auditor-General of every authorisation given by the person under section 32.

34	Delayed restructures

(1)	Without limiting section 32, if the responsibility for a service or function for which an appropriation is made in this Act is transferred on or after the date of assent to this Act because of the determination made before that date by the Premier to create new ministries, or to change or abolish existing ministries, and consequently to create, restructure or abolish any authority, the appropriation does not lapse and may be issued and applied, in accordance with such determination as may be made by the Treasurer, for or towards the service or function the responsibility for which is transferred.

(2)	Section 24 of the Public Finance and Audit Act 1983 does not apply to or in respect of an appropriation, service or function to which this section applies.

35	Tabling of Budget Papers

(1)	If the Legislative Assembly is not sitting at the time when a Budget Paper for the year 2013–14 is sought to be tabled in the Legislative Assembly, a Minister may, for the purpose of complying with section 27AB of the Public Finance and Audit Act 1983, present the Budget Paper to the Clerk of the Legislative Assembly to be dealt with in accordance with section 63C of that Act.

(2)	Section 63C of the Public Finance and Audit Act 1983 applies in relation to a Budget Paper that is presented to the Clerk of the Legislative Assembly under this section in the same way as it applies to a report presented to the Clerk of the Legislative Assembly under a provision of that Act.

First print

New South Wales

Appropriation (Parliament) Bill 2013

Explanatory note

This explanatory note relates to this Bill as introduced into Parliament. This Bill is cognate with the Appropriation Bill 2013.

Overview of Bill

The object of this Bill is to appropriate out of the Consolidated Fund the following sums of money required during the 2013–14 financial year for the recurrent services and capital works and services of the Legislature:

Recurrent Services	$117,078,000
Capital Works and Services	$12,133,000

b2013-060-43.d04

Appropriation (Parliament) Bill 2013

Explanatory note

The expenses and capital expenditure for relevant service groups of the Legislature are as follows:

	Expenses	Capital expenditure
Chamber and Committee Support	$18,160,000	$1,601,000
Members’ Support	$111,982,000	$9,876,000
Community Access	$7,429,000	$656,000

Total	$137,571,000	$12,133,000

Outline of provisions

Clause 1 sets out the name (also called the short title) of the proposed Act.

Clause 2 provides for the commencement of the proposed Act on the date of assent to the proposed Act.

Clause 3 provides for the interpretation of a reference to the financial year to which the proposed Act relates and other matters of interpretation.

Clause 4 is an interpretative provision relating to expenses and capital expenditure information included in the proposed Act.

Clause 5 provides for the appropriation out of the Consolidated Fund, for the recurrent services of the Legislature for the financial year of 2013–14, of the amount of $117,078,000.

Clause 6 provides for the appropriation out of the Consolidated Fund, for the capital works and services of the Legislature for the financial year of 2013–14, of the amount of $12,133,000.

Explanatory note page 2

First print

New South Wales

Appropriation (Parliament) Bill 2013

Contents

		Page
1	Name of Act	2
2	Commencement	2
3	Interpretation	2
4	Expenses and capital expenditure information	2
5	Appropriation for recurrent services	2
6	Appropriation for capital works and services	3

b2013-060-43.d04

New South Wales

Appropriation (Parliament) Bill 2013

No     , 2013

A Bill for

An Act to appropriate out of the Consolidated Fund sums for the recurrent services and capital works and services of the Legislature for the year 2013–14.

Clause 1	Appropriation (Parliament) Bill 2013

The Legislature of New South Wales enacts:

1	Name of Act

This Act is the Appropriation (Parliament) Act 2013.

2	Commencement

This Act commences on the date of assent to this Act.

3	Interpretation

(1)	In this Act, a reference to the year 2013–14 is a reference to the year from 1 July 2013 to 30 June 2014.

(2)	A reference in the Public Finance and Audit Act 1983 to an Appropriation Act or the Appropriation Act includes a reference to this Act.

4	Expenses and capital expenditure information

(1)	A note included in this Act that is described as “expenses” sets out the expenses for the recurrent services of the Legislature, disaggregated across the relevant service groups.

(2)	A note included in this Act that is described as “capital expenditure” sets out the expenditure on capital works and services of the Legislature, disaggregated across the relevant service groups.

(3)	A note referred to in subsection (1) or (2) is included for information only and does not form part of this Act.

5	Appropriation for recurrent services

(1)	This Act appropriates the sum of $117,078,000 to the Legislature out of the Consolidated Fund for the recurrent services of the Legislature for the year 2013–14.

Note (expenses): This recurrent appropriation will fund expenses of $137,571,000, disaggregated as follows:

		$,000
01	Chamber and Committee Support	18,160
02	Members’ Support	111,982
03	Community Access	7,429

	Total	137,571

(2)

Any amounts expended for recurrent services under section 25 of the Public Finance and Audit Act 1983 or any Parliamentary Supply Act on or after 1 July 2013 and before the date of assent to this Act are taken to have been expended out of the sum appropriated by this section. This subsection applies only if this Act is assented to after 1 July 2013.

Appropriation (Parliament) Bill 2013	Clause 6

6	Appropriation for capital works and services

(1) This Act appropriates the sum of $12,133,000 to the Legislature out of the Consolidated Fund for the capital works and services of the Legislature for the year 2013–14.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $12,133,000, disaggregated as follows:

		$,000
01	Chamber and Committee Support	1,601
02	Members’ Support	9,876
03	Community Access	656

	Total	12,133

(2)	Any amounts expended for capital works and services under section 25 of the Public Finance and Audit Act 1983 or any Parliamentary Supply Act on or after 1 July 2013 and before the date of assent to this Act are taken to have been expended out of the sum appropriated by this section. This subsection applies only if this Act is assented to after 1 July 2013.